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                                                                    EXHIBIT 99.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-68446) and on Form S-8 (File Nos. 333-91141 and 333-54118) of Plains All American Pipeline, L.P of our report dated March 30, 2001, relating to the financial statements of Murphy Oil Ltd. Supply and Transportation Business, which appears in the Current Report on Form 8-K/A of Plains All American Pipeline, L.P. dated October 25, 2001. We also consent to the references to us under the headings "Experts" in such Registration Statements.

PricewaterhouseCoopers L.L.P.

October 25, 2001
Calgary, Alberta